Exhibit (h)(4)(i)

P.O. Box 9012 Clearwater, Florida 33758-9012 (727) 299-1800

November 25, 2014

State Street Bank and Trust Company

100 Huntington Avenue

Boston, MA 02116

Attention: Gregory V. Nikiforow, Vice President

Re:	Master Sub-Administration Agreement

Ladies and Gentlemen:

Reference is made to a Master Sub-Administration Agreement dated December 17, 2012, as amended (the “Sub-Administration Agreement”) by and among Transamerica Fund Services, Inc. and State Street Bank and Trust Company (“State Street”).

In accordance with Section 23, the Additional Funds provision, of the Sub-Administration Agreement, the undersigned hereby requests that State Street act as Sub-Administrator for each separate series of each Fund (as defined in the Sub-Administration Agreement) as listed on Schedule A attached hereto under the terms of the Sub-Administration Agreement. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 4 of the Sub-Administration Agreement.

Kindly indicate your acceptance of the foregoing by executing two (2) copies of this letter agreement, returning one and retaining one for your records.

Sincerely,

TRANSAMERICA FUND SERVICES, INC.

By: /s/ Brenda L. Smith

Name: Brenda L. Smith

Title: Senior Vice President, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:  /s/ Michael F. Rogers

Name:  Michael F. Rogers

Title:    Executive Vice President, Duly Authorized

Effective Date: December 8, 2014

SUB-ADMINISTRATION AGREEMENT

SCHEDULE A

AS OF DECEMBER 8, 2014

Management Investment Companies Registered with the SEC and Portfolios thereof, If Any

Transamerica Funds

Transamerica Arbitrage Strategy
Transamerica Asset Allocation – Conservative Portfolio
Transamerica Asset Allocation – Growth Portfolio
Transamerica Asset Allocation – Moderate Growth Portfolio
Transamerica Asset Allocation – Moderate Portfolio
Transamerica Bond
Transamerica Capital Growth
Transamerica Commodity Strategy
Transamerica Concentrated Growth
Transamerica Core Bond
Transamerica Developing Markets Equity
Transamerica Dividend Focused
Transamerica Emerging Markets Debt
Transamerica Emerging Markets Equity
Transamerica Enhanced Muni
Transamerica Flexible Income
Transamerica Floating Rate
Transamerica Global Bond
Transamerica Global Equity (formally Transamerica Multi-Manager International Portfolio)
Transamerica Global Real Estate Securities
Transamerica Growth
Transamerica Growth Opportunities
Transamerica High Yield Bond
Transamerica High Yield Muni
Transamerica Income & Growth
Transamerica Inflation Opportunities
Transamerica Intermediate Bond
Transamerica International Equity
Transamerica International Equity Opportunities
Transamerica International Small Cap
Transamerica International Small Cap Value
Transamerica Large Cap Value
Transamerica Long/Short Strategy
Transamerica Managed Futures Strategy
Transamerica Mid Cap Growth
Transamerica Mid Cap Value
Transamerica Mid Cap Value Opportunities
Transamerica MLP & Energy Income
Transamerica Money Market
Transamerica Multi-Managed Balanced
Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Opportunistic Allocation
Transamerica Short-Term Bond

Transamerica Small Cap Core
Transamerica Small Cap Growth
Transamerica Small Cap Value
Transamerica Small/Mid Cap Value
Transamerica Strategic High Income
Transamerica Tactical Allocation
Transamerica Tactical Income
Transamerica Tactical Rotation
Transamerica Total Return
Transamerica Unconstrained Bond
Transamerica US Growth (formerly Transamerica Diversified Equity)

Transamerica Series Trust

Transamerica Aegon Active Asset Allocation – Conservative VP
Transamerica Aegon Active Asset Allocation – Moderate Growth VP
Transamerica Aegon Active Asset Allocation – Moderate VP
Transamerica Aegon High Yield Bond VP
Transamerica Aegon Money Market VP
Transamerica Aegon U.S. Government Securities VP
Transamerica AllianceBernstein Dynamic Allocation VP
Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate Growth VP
Transamerica Asset Allocation – Moderate VP
Transamerica Barrow Hanley Dividend Focused VP
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP
Transamerica BlackRock Global Allocation Managed Risk – Growth VP
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Tactical Allocation VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica International Moderate Growth VP
Transamerica Janus Balanced VP
Transamerica Jennison Growth VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Legg Mason Dynamic Allocation – Balanced VP
Transamerica Legg Mason Dynamic Allocation – Growth VP
Transamerica Madison Balanced Allocation VP
Transamerica Madison Conservative Allocation VP
Transamerica Madison Diversified Income VP
Transamerica Market Participation Strategy VP
Transamerica MFS International Equity VP
Transamerica Morgan Stanley Capital Growth VP
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Multi-Managed Balanced VP
Transamerica Multi-Manager Alternative Strategies VP
Transamerica PineBridge Inflation Opportunities VP (formally Transamerica PIMCO Real Return TIPS VP)
Transamerica PIMCO Tactical – Balanced VP
Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP
Transamerica PIMCO Total Return VP

Transamerica ProFund UltraBear VP
Transamerica Systematic Small/Mid Cap Value VP
Transamerica T.Rowe Price Small Cap VP
Transamerica Torray Concentrated Growth VP (formerly Transamerica BNP Paribas Large Cap Growth VP)
Transamerica TS&W International Equity VP
Transamerica Vanguard ETF Portfolio – Balanced VP
Transamerica Vanguard ETF Portfolio – Conservative VP
Transamerica Vanguard ETF Portfolio – Growth VP
Transamerica Voya Balanced Allocation VP (formerly Transamerica ING Balanced Allocation VP)
Transamerica Voya Conservative Allocation VP (formerly Transamerica ING Conservative Allocation VP)
Transamerica Voya Intermediate Bond VP (formerly Transamerica ING Intermediate Bond VP)
Transamerica Voya Large Cap Growth VP (formerly Transamerica ING Large Cap Growth VP)
Transamerica Voya Limited Maturity Bond VP (formerly Transamerica ING Limited Maturity Bond VP)
Transamerica Voya Mid Cap Opportunities VP (formerly Transamerica ING Mid Cap Opportunities VP)
Transamerica Voya Moderate Growth Allocation VP (formerly Transamerica ING Moderate Growth Allocation VP)
Transamerica WMC US Growth VP (formerly Transamerica WMC Diversified Growth VP)
Transamerica WMC US Growth II VP (formerly Transamerica WMC Diversified Growth II VP)

Transamerica Partners Portfolios

Transamerica Partners Balanced Portfolio
Transamerica Partners Core Bond Portfolio
Transamerica Partners High Quality Bond Portfolio
Transamerica Partners High Yield Bond Portfolio
Transamerica Partners Inflation-Protected Securities Portfolio
Transamerica Partners International Equity Portfolio
Transamerica Partners Large Core Portfolio
Transamerica Partners Large Growth Portfolio
Transamerica Partners Large Value Portfolio
Transamerica Partners Mid Growth Portfolio
Transamerica Partners Mid Value Portfolio
Transamerica Partners Money Market Portfolio
Transamerica Partners Small Core Portfolio
Transamerica Partners Small Growth Portfolio
Transamerica Partners Small Value Portfolio

Transamerica Partners Funds Group

Transamerica Partners Balanced
Transamerica Partners Core Bond
Transamerica Partners High Quality Bond
Transamerica Partners High Yield Bond
Transamerica Partners Inflation-Protected Securities
Transamerica Partners International Equity
Transamerica Partners Large Core
Transamerica Partners Large Growth
Transamerica Partners Large Value
Transamerica Partners Mid Growth
Transamerica Partners Mid Value
Transamerica Partners Money Market
Transamerica Partners Small Growth
Transamerica Partners Small Value
Transamerica Partners Small Core

Transamerica Partners Stock Index
Transamerica Institutional Asset Allocation – Intermediate Horizon
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon
Transamerica Institutional Asset Allocation – Long Horizon
Transamerica Institutional Asset Allocation – Short Horizon
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon

Transamerica Partners Funds Group II

Transamerica Partners Institutional Balanced
Transamerica Partners Institutional Core Bond
Transamerica Partners Institutional High Quality Bond
Transamerica Partners Institutional High Yield Bond
Transamerica Partners Institutional Inflation-Protected Securities
Transamerica Partners Institutional International Equity
Transamerica Partners Institutional Large Core
Transamerica Partners Institutional Large Growth
Transamerica Partners Institutional Large Value
Transamerica Partners Institutional Mid Growth
Transamerica Partners Institutional Mid Value
Transamerica Partners Institutional Money Market
Transamerica Partners Institutional Small Core
Transamerica Partners Institutional Small Growth
Transamerica Partners Institutional Small Value
Transamerica Partners Institutional Stock Index
Transamerica Asset Allocation – Intermediate Horizon
Transamerica Asset Allocation – Intermediate/Long Horizon
Transamerica Asset Allocation – Long Horizon
Transamerica Asset Allocation – Short Horizon
Transamerica Asset Allocation – Short/Intermediate Horizon

Transamerica Asset Allocation Variable Funds

Transamerica Asset Allocation – Intermediate Horizon Subaccount
Transamerica Asset Allocation – Intermediate/Long Horizon Subaccount (formally Transamerica Asset Allocation – Intermediate/Long Subaccount)
Transamerica Asset Allocation – Short Horizon Subaccount

Transamerica Income Shares, Inc.

Transamerica Small Company Growth Liquidating Trust

Transamerica Global Allocation Liquidating Trust